UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 King Street West Suite 1200 Toronto, Ontario, Canada	M5H1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-583-3800

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 21, 2013, Golden Star Resources Ltd. (the “Company”) issued a press release announcing the filing of the National Instrument 43-101 (“NI 43-101”) compliant technical report (the “Technical Report”) for the Wassa Gold Mine, Ghana that culminated in the Company updating its Proven and Probable Mineral Reserves. The press release dated March 21, 2013, is hereby being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 hereto.

On March 21, 2013, the Company filed the Technical Report titled “NI 43-101 Technical Report on Mineral Resources and Mineral Reserves Golden Star Resources Ltd, Wassa Gold Mine, Ghana Effective Date 31st December 2012” dated March 1, 2013 with the securities regulatory authorities in Canada. The Technical Report is hereby being furnished to the SEC as Exhibit 99.2 hereto to satisfy the Company’s “public disclosure” obligations under Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Technical Report was prepared by SRK Consulting (UK) Limited under the supervision of Dr. Lucy Roberts, Senior Consultant, Resource Geology, a Qualified Person pursuant to NI 43-101.

All mineral resources in the Technical Report have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the SEC Industry Guide 7 (“Guide 7”). NI 43-101 and Guide 7 standards are substantially different. The Technical Report uses the terms “Measured Mineral Resources,” “Indicated Mineral Resources” and “Inferred Mineral Resources”. These terms are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. US Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into a higher category or into mineral reserves. US investors are cautioned not to assume that any part or all of the Inferred Mineral Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under Canadian regulations; however the SEC generally requires mineral resource information to be reported as in-place tonnage and grade.

The information in this Item 7.01, including the information set forth in the Technical Report, are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated March 21, 2013, announcing the completion of the Technical Report

99.2	Technical Report titled “NI 43-101 Technical Report on Mineral Resources and Mineral Reserves Golden Star Resources Ltd, Wassa Gold Mine, Ghana Effective Date 31st December 2012” dated March 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2013

Golden Star Resources Ltd.

By:	/s/ Jeff Swinoga
Jeff Swinoga Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated March 21, 2013, announcing the completion of the Technical Report

99.2	Technical Report titled “NI 43-101 Technical Report on Mineral Resources and Mineral Reserves Golden Star Resources Ltd, Wassa Gold Mine, Ghana Effective Date 31st December 2012” dated March 1, 2013